المشـــرق العـربـي لـلـتـرجمة القـانونية
Arab Orient Legal Translation
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AGREEMENT

This Agreement (the "**Agreement**") has been made and entered into by and between:

1. **National Bank of Abu Dhabi P.J.S.C "Islamic Banking Department"**, P.O. Box 4 Abu Dhabi, United Arab Emirates (the "**First Party**"); and
2. **Brooge Petroleum & Gas Investment Company FZC**, P.O. Box 50170 Fujairah, United Arab Emirates (the "**Second Party**").

Preamble

Whereas the Second Party has obtained an Islamic banking finance from the First Party in the form of a forward lease dated 29/06/2015 and the Second Party is willing to obtain another banking finance in the form of a forward lease for purposes of constructing a building on the Plot No. 130, Sawdaa District, Square A, Fujairah (the "**Plot**") (hereinafter referred collectively as the "**Finance**");

Whereas the Second Party has rented the Plot from **Fujairah Oil Industry Zone** under the Lease Agreement dated 10/03/2013 for 60 years starting from 10/03/2013 (the "**Lease Agreement**"); and

Whereas conditions and guarantees of Finance stipulate that the First Party shall replace the Second Party in relation to such rights arising from the Lease Agreement in case the Second Party has committed any violation to its obligations under the Finance and the Second Party shall remain,

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تلفون : ٠٢-٦٢٦٣٦٣٠
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ص.ب : ٥٢٠٨٢ - أبـوظـبـي - إ.ع.م.
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throughout lease period, liable to all such obligations under Lease Agreement;

Now, therefore, the above parties have agreed as follows:

1. The above preamble shall form an integral and supplementary part of this Agreement.
2. This Agreement shall be executed in case the Second Party has violated any of the Finance conditions, which the First Party deems as an event of default according to Finance conditions and subject to a notice from the First Party to **Fujairah Oil Industry Zone** without the need to the Second Party's consent.
3. The Second Party has assigned, to the First Party, all of such rights arising from Lease Agreement in the case referred to in Article [2] of this Agreement. The Second Party shall remain, throughout lease period, liable to all such obligations under Lease Agreement towards **Fujairah Oil Industry Zone** or third parties throughout lease period (including, without limitation, rent, relevant installments, charges and other financial and non-financial obligations).
4. Subject to a notice to be served by the First Party according to Article [2] of this Agreement, the Second Party has finally and irrevocably authorized **Fujairah Oil Industry Zone**, any successor and competent authority to register all such rights arising from Lease Agreement in

ARAB ORIENT LEGAL TRANSLATION
JENAN A. KHALEEQ
Legal Translator
Abu Dhabi U.A.E.
ENGLISH - ARABIC & VICE VERSA

المشـــرق العـربـي لـلترجمة القـانونية
Arab Orient Legal Translation

Tel. : 02 - 6263630
Fax : 02 - 6261613
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E-mail : arborint@emirates.net.ae
: info@araborient-trn.com
Website : www.araborient-trn.com

تلفون : ٠٢-٦٢٦٣٦٣٠
فاكس : ٠٢-٦٢٦١٦١٣
ص.ب : ٥٢٠٨٢ – أبـوظـبـي-أ.ع.م.
بريد الكتروني: arborint@emirates.net.ae
info@araborient-trn.com
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favor of the First Party and/ or enable it to use them without any intervention by the Second Party. The Second Party shall remain responsible for such obligations under Lease Agreement.

5. The Second Party shall not permit any other party to benefit from the rights arising from Lease Agreement without a prior written consent from the First Party so long as all such obligations and debts arising from Finance or any part thereof remained existing until the date of full repayment of Finance.
6. The First Party shall not be under any legal responsibility or other liability, which might arise from the Second Party's failure to act in compliance with the obligations under Lease Agreement.

The First Party:
Name:
Signature: \\signed\\
Date:
[**Seal**: National Bank of Abu Dhabi]

The Second Party:
Name: Ayman R. T. Nasser
Signature: \\signed\\
Date: 27/04/2017
[**Seal**: Brooge Petroleum & Gas Invest. Co. FZC]

For the Use of Fujairah Oil Industry Zone, P.O. Box 9900, Fujairah, United Arab Emirates Only

We hereby kindly keep the First Party, the Second Party and third party informed that we have confirmed and approved the foregoing and we admit that no other party may benefit from such rights arising from Lease Agreement unless we receive a written notice from the First Party stating the expiry of all such obligations and debts arising from Finance.

Authorized Person's Signature:

Seal:

Date:

For Fujairah Oil Industry Zone

Rec'd
1/5

JENAN A. KHALEEQ
Legal Translator
Entry No 161
Abu Dhabi
U.A.E.
ARAB ORIENT LEGAL TRANSLATION
ENGLISH - ARABIC & VICE VERSA

اتفاق

أبرم هذا الاتفاق بين كل من:

1- **بنك أبوظبي الوطني ش.م.ع، "الدائرة المصرفية الإسلامية"، ص.ب 4 أبوظبي، دولة الإمارات العربية المتحدة ("الطرف الأول").**

2- **شركة بروج للاستثمارات البترولية والغاز ش.م.ح، ص.ب.50170 الفجيرة، دولة الإمارات العربية المتحدة ("الطرف الثاني").**

التمهيد:

حيث إن الطرف الثاني قد حصل على تمويل مصرفي إسلامي من الطرف الأول في صيغة إجارة موصوفة في الذمة بتاريخ 2015-06-29 كما أنه بصدد الحصول على تمويل مصرفي ثان بصيغة الإجارة الموصوفة في الذمة لغرض إنشاء مبنى على قطعة الأرض رقم 130، منطقة السوداء مربع A، بإمارة الفجيرة ("**قطعة الأرض**") ويشار اليهما مجتمعين بـ ("**التمويل**")

وحيث إن الطرف الثاني قد استأجر قطعة الأرض من **منطقة الفجيرة للصناعات البترولية** بموجب اتفاقية الإيجار المؤرخة في 2013/03/10 وذلك لمدة 60 سنة تبدأ من تاريخ 2013/3/10 ("**إتفاقية الإيجار**").

وحيث إن أحد شروط وضمانات التمويل أن يحل الطرف الأول محل الطرف الثاني في الحقوق المترتبة على اتفاقية الإيجار في حالة إخلال الطرف الثاني بأي من الإلتزامات المترتبة عليه بموجب التمويل مع بقاء الطرف الثاني ملتزماً طيلة فترة الإيجار بجميع الالتزامات الناشئة عن اتفاقية الإيجار.

عليه، فقد تم الاتفاق بين الطرفين على الآتي:

1- يعتبر التمهيد أعلاه جزء لا يتجزأ من هذا الاتفاق و متمماً له .

2- يتم تنفيذ هذا الاتفاق في حالة إخلال الطرف الثاني بأي شرط من شروط التمويل يعتبره الطرف الأول حالة من حالات الإخلال وفق شروط التمويل وبموجب إخطار من الطرف الأول **لمنطقة الفجيرة للصناعات البترولية** و دون الحاجة لموافقة الطرف الثاني.

3- أقر الطرف الثاني بتنازله لصالح الطرف الأول عن جميع الحقوق الناشئة عن اتفاقية الإيجار في الحالة المذكورة في البند (2) من هذا الاتفاق، مع بقاء الطرف الثاني ملتزماً طيلة فترة الإيجار بجميع الالتزامات الناشئة عن اتفاقية الإيجار لصالح **منطقة الفجيرة للصناعات البترولية** أو الغير طيلة فترة الإيجار و يشمل ذلك دون حصر الأجرة و أقساطها و الرسوم وغيرها من الالتزامات المالية و غير المالية.

4- خول الطرف الثاني منطقة الفجيرة للصناعات البترولية و أي جهة تخلفها و أي جهة ذات اختصاص و بصورة نهائية وغير قابلة للنقض وبموجب إخطار من الطرف الأول وفق البند (2) من هذا الاتفاق بتسجيل جميع الحقوق الناشئة عن اتفاقية الإيجار لصالح الطرف الأول و/أو تمكينه الاستفادة منها دون تدخل من الطرف الثاني، على أن تظل الإلتزامات المترتبة على عقد الإيجار مسؤولية الطرف الثاني.

5- أقر الطرف الثاني بعدم السماح لأي طرف آخر بالاستفادة من الحقوق الناشئة عن اتفاقية الإيجار إلا بموافقة خطية مسبقة من الطرف الأول طالما ظلت جميع الالتزامات والديون الناشئة عن التمويل أو أي جزء منها قائمة حتى السداد التام للتمويل.

6- لا يتحمل الطرف الأول أية مسئولية قانونية أو أي التزام آخر قد يترتب بسبب عدم التزام الطرف الثاني بالالتزامات الناشئة عن اتفاقية الايجار.

الطرف الأول:

الاسم: علي الجريان A-5446

التوقيع:

التاريخ:

الطرف الثاني:

Ayman Ragheb Taher Nasser A-5421

الاسم:

التوقيع:

التاريخ: 27/09/2017

لاستخدام منطقة الفجيرة للصناعات البترولية، ص.ب.9900 الفجيرة، دولة الإمارات العربية المتحدة:

نفيد الطرف الأول والطرف الثاني والغير بأننا قد أحطنا علماً بهذا الاتفاق ووافقنا على ما جاء فيه كما نوافق على عدم السماح لأي طرف آخر بالاستفادة من الحقوق الناشئة عن اتفاقية الإيجار ما لم نتسلم إشعارا خطيا من الطرف الأول يفيد بإنتهاء جميع الالتزامات والديون الناشئة عن التمويل.

توقيع المخول:

الختم:

التاريخ:

ع/ منطقة الفجيرة للصناعات البترولية.